SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 3, 2007

ISIS PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19125	33-0336973
(Commission File No.)	(IRS Employer Identification No.)

1896 Rutherford Road

Carlsbad, CA 92008

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (760) 931-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

On December 3, 2007, Regulus Therapeutics LLC (“Regulus”), a joint venture between Alnylam Pharmaceuticals, Inc. (“Alnylam”) and Isis Pharmaceuticals, Inc. (“Isis”) formed to discover, develop and commercialize microRNA therapeutics, announced today the appointment of Kleanthis G. Xanthopoulos, Ph.D., as President and Chief Executive Officer. Dr. Xanthopoulos will also be a Senior Vice President of Isis.

Under Dr. Xanthopoulos’ offer letter dated November 30, 2007 (the “Offer Letter”), Dr. Xanthopoulos is eligible to receive the following compensation from Isis or Regulus:

•                  a one-time signing bonus of $200,000 ($100,000 to be paid by Regulus and $100,000 to be paid by Alnylam);

•                  a base salary of $400,000 per year;

•                  an at-risk opportunity to earn a year-end management by objective bonus (MBO);

•                  an option to purchase 60,000 shares of Isis’ common stock at an exercise price of $17.68 per share; and

•                  healthcare and retirement benefits offered to all Isis’ employees.

In addition, the Offer Letter contemplates a severance agreement with the following severance benefits:

•                  in the event his employment is terminated without cause by Isis, he will be eligible to receive up to 18 months of salary continuation; and

•                  if as a result of a specified change in control of either Isis, Alnylam or Regulus, his employment is terminated without cause by Isis or the acquirer, or he elects to terminate his employment because of constructive termination, he will be eligible to receive up to 18 months of salary continuation.

The description of the Offer Letter and Dr. Xanthopoulos’ compensation set forth above is qualified in its entirety by reference to the full and complete terms set forth in such letter, a copy of which is filed as an exhibit to this Current Report on Form 8-K and incorporated by reference herein.

A copy of the Company’s press release dated December 3, 2007, relating to Dr. Xanthopoulos’ appointment is attached hereto as Exhibit 99.1.

Item 9.01.                                          Financial Statements and Exhibits.

(d)  Exhibits.

10.1	Offer Letter dated November 30, 2007 between the Company and Kleanthis Xanthopoulos.

99.1	Press release dated December 3, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ISIS PHARMACEUTICALS, INC.

Dated: December 1, 2007	By:	/s/ B. Lynne Parshall
B. LYNNE PARSHALL
Executive Vice President,
Chief Financial Officer and Director

INDEX TO EXHIBITS

10.1	Offer Letter dated November 30, 2007 between the Company and Kleanthis Xanthopoulos.

99.1	Press release dated December 3, 2007